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                                                                    Exhibit 10.2

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                          DEFERRED COMPENSATION PLAN
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                              . Plan Agreement .

 .THIS PLAN AGREEMENT (this "Agreement") is entered into as of ___________, 2000 between Millipore Corporation (the "Employer") and ____________________ (the "Participant").

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RECITAL
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A. The participant is a key employee.

B. The employer has adopted, effective September 1, 2000, the Millipore Corporation non-qualified Deferred Compensation Plan as amended from time to time (the "plan"), and the participant has been selected to participate in the plan.

C. The Participant desires to participate in the plan.

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AGREEMENT
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 .NOW THEREFORE, it is mutually agreed that:

1. Definitions. Unless otherwise provided in this agreement, the terms in this
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   agreement shall have the same meaning as under the plan's master plan document, as amended (the "Plan Document").

2. Integrated Agreement: Parties Bound. The plan, a copy of which has been
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   delivered to the participant, is hereby incorporated into and made a part of this agreement as though set forth in full in this agreement. The parties to this agreement agree to and shall be bound by, and have the benefit of, each and every provision of the plan as set forth in the plan document. This agreement and the plan document, collectively, shall be considered one complete contract between the parties.

3. Acknowledgment. The participant hereby acknowledges that he or she had read
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   and understands this agreement and the plan document.

4. Conditions to Participation. As a condition of participation in the plan, the
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   participant must complete, sign, date and return to the Committee an original copy of this agreement, a beneficiary choice form and an election form.

5. Conditions to Amounts Deferred. Participant understands and agrees that
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   nothing in this Agreement gives Participant a secured or preferential right to any assets of the Company nor shall anything be construed as obligating the Company to set aside assets or establish a trust or other fund for purposes of this Agreement. The Company's payment obligation under this Agreement constitutes a mere promise to pay benefits in the future and Participant's rights under this Agreement are solely those of an unsecured general creditor of the Company.

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                                   MILLIPORE
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                          DEFERRED COMPENSATION PLAN
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6. Successors and Assigns. This agreement shall inure to the benefit of, and be
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   binding upon, the employer, its successors and assigns, and the participant.

7. Governing Law. Subject to the Employee Retirement Income and Security Act of
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   1974, as amended, this agreement shall be governed by and constructed under the laws of the State of Massachusetts.

 . IN WITNESS WHEREOF, the participant has signed and the employer has accepted this plan agreement as of the date first written above.

______________     _____________________________     ______________________
Date                Signature of Participant           Type or Print Name


AGREED AND ACCEPTED BY THE COMPANY: Millipore Corporation

______________     _____________________________     ______________________
Date                Signature of Committee Member      Type or Print Name


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                                   MILLIPORE
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